Exhibit 10.1

Restricted Stock Unit Award Certificate

(Time Vesting Only)	ID: XXXXXXXX
88 Sidney Street
Cambridge, MA 02139

«FIRST_NAME» «MIDDLE_NAME» «LAST_NAME»	Option Number:
«ADDRESS_LINE_1»	Plan:
«ADDRESS_LINE_2»
«ADDRESS_LINE_3»
«CITY», «STATE» «ZIP_CODE»	ID:

Effective «GRANT_DATE», you have been granted a Restricted Stock Unit (“RSU”) award. The RSU award is for a total of «SHARES_GRANTED» shares of Alkermes, Inc. (the “Company”) common stock.
The right to acquire the shares subject to the RSU award will become fully vested on the dates shown below:

Shares	Vest Date
«SHARES_PERIOD_1»
«SHARES_PERIOD_2»
«SHARES_PERIOD_3»
«SHARES_PERIOD_4»
In the event of the termination of your employment with the Company (but not the termination of a non-employment relationship with the Company) by reason of death or permanent disability, the RSU award shall vest in full on such termination of employment.
The foregoing RSU award has been granted under and is governed by the terms and conditions of this Certificate and the Alkermes 2008 Stock Option and Incentive Plan.

Alkermes, Inc.	Date